UNITES STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     October 19, 2004

BioVeris Corporation

(Exact name of registrant as specified in its charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	000-50583 (Commission File Number)	80-0076765 (IRS Employer Identification No.)

16020 INDUSTRIAL DRIVE, GAITHERSBURG, MD 20877

(Address of principal executive offices) (Zip Code)

301-869-9800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

See attached Press Release of the Registrant filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release dated October 19, 2004

;SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934‚ the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BioVeris Corporation
Date: October 19, 2004 /s/George V. Migausky
Name: George V. Migausky
Title: Vice President of Finance and
Chief Financial Officer

    EXHIBIT INDEX

    Exhibit 99.1        Press Release dated October 19, 2004